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                                                                   EXHIBIT 10.25

                                LEASE AGREEMENT

AGREEMENT made this 10th of August, 1999 by and between GORDON E. BAGLEY, JR. and BLANCHE M. BAGLEY, husband and wife, of the City of Lebanon, Grafton County, New Hampshire (hereinafter referred to as "Landlord") and VICINITY CORPORATION, a California corporation with a place of business in the City of Lebanon, Grafton County, New Hampshire (hereinafter referred to as "Tenant");

In consideration of the rents, covenants, and agreements to be paid and performed on the part of the Tenant, the Landlord does hereby demise, lease, and let to the Tenant a portion of certain premises located in the City of Lebanon, Grafton County, New Hampshire, known as "Chiron Springs" situated on Etna Road in the City of Lebanon, New Hampshire, consisting of space known as Suites 10, 11, 12, 13, 18, 19 and the so-called offices attached to the bridge. The total demised space consists of 11,469 square feet and is shown on Exhibit "A" (multiple segments) attached hereto and incorporated herein by reference. Also demised herewith is the right of ingress and egress to said space in common with others. It is understood that the space leased hereby is a portion of the building known as Chiron Springs, which building has been developed as an office complex.

TO HAVE AND TO HOLD to the Tenant for the initial term of three (3) years from September 1, 1999 through August 31, 2002, upon the terms, conditions, and covenants herein set forth.

1.   Amount of Rent
     --------------

     A.   Base Rent. The Tenant agrees that it shall pay rent to the Landlord
          ---------
          during the first year of the term at the annual rate of $10.35 per square foot, payable in ,monthly installments of $9,892.00 per month on the first day of each month. At the end of the first year of the term, the rent shall be increased or decreased by an amount equal to the percentage change in the cost of living as set forth in the CPI-U for the last month of the previous lease year as published by the U.S. government Department of Labor or by any replacement for the CPI-U established for the U.S. Government, using the previous year as the base year (currently the CPI Hotline is 617-565-2325). If the Tenant shall hold over after the expiration of the initial term hereof until the Tenant shall actually vacate the premises, the Tenant shall become a month-to-month tenant and shall pay, as a monthly rental, an amount equal to one hundred ten (I 10%) percent of the monthly rental payment (the "holdover rent") for the last month of the term immediately preceding the end of the initial term. Such holdover rent shall be payable for each month or portion thereof during the actual occupancy of the premises by the Tenant after termination of this lease.
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                                 SPECIAL TERMS

2.   Security Deposit. There shall be no additional security deposit in
     ----------------
     connection with this lease; provided, however, that in the event that the Tenant shall not surrender the premises to the Landlord in the same condition in which the premises are delivered to the tenant, reasonable wear and tear excepted, the Tenant shall forthwith pay to Landlord the amount necessary to restore the premises to their former condition. It is acknowledged that the Landlord currently holds a security deposit in the amount of $625.00 for the Tenant based on a prior lease dated in 1996.

3.   Renewal. Omitted intentionally.
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4.   A.   Landlord's Repairs. The Landlord shall provide and/or bear the expense
          ------------------
          of maintenance and repair of the heating system, plumbing system, roof, passageways and other common areas and the outside of the building, and any other mechanical system or equipment installed by Landlord on the premises at the time the lease began.

     B.   Tenant's Repairs. The Tenant shall provide and/or bear the expense of
          ----------------
          loss to the Tenant from damage to the premises, cleaning of the leased premises, window washing in accordance with Tenant's needs, window repairs, interior decorating, special lighting fixtures, maintenance and operation of any alarm system which may be installed by the Tenant on the lease premises; and all substantial repairs, alterations, renovations and exterior lighting, subject to approval in writing by the Landlord.

     C. In the event that any repairs shall be required under the provisions of the foregoing paragraphs 4(A) or 4(B), the party bearing the responsibility therefore shall make such repairs expeditiously. Either party may give the other party written notice of the necessary for such repairs. If the party giving notice shall not have received any response within fifteen (15) days of the delivery of such notice, the party giving notice may proceed to make such repairs and bill the other party therefore. Any such bill shall be due and payable upon receipt.

5.   Utilities, Services and Common Expenses. This lease is intended to be a
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     "net" lease.

     A.   Gas and Electric. Tenant shall be responsible for the payment of all
          ----------------
          charges for electricity, gas and air conditioning for the premises. Gas is supplied to a central tank and is metered to all of the tenants at Chiron Springs. Landlord shall make arrangements with a gas supplier who shall bill Tenant for the gas used in the premises. Electricity is provided by a separate meter supplied by Granite State Electric.

     B.   Real Estate Taxes and other Common Expenses. Tenant shall pay to
          -------------------------------------------
          Landlord an amount equal to Tenant's proportional share of the common expenses incurred in connection with the Chiron Springs Complex. Reference is made to Exhibit "B",
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          entitled "1999 Estimated Operating Costs for Chiron Springs Office
          Building", which Exhibit B is hereby incorporated by reference and made a part hereof Such proportional share of the common expenses shall be calculated by dividing the number of square feet of the premises by the total number of square feet of leaseable space in Chiron Springs. For the purposes of this Lease Agreement, the Tenant's proportional share shall be deemed to be 46.62% of the common expenses. It is estimated that the total of such common expenses shall be $2.45 per square foot for the first lease year. Tenant's share of such common expenses shall be payable in monthly installments of Two Thousand Three Hundred Forty-one Dollars and Fifty-eight Cents ($2,341.58) each. Within sixty (60) days of the end of each calendar year, Landlord shall furnish to Tenant an accounting in reasonable detail of such expenses, which accounting shall also include an estimate of the expenses for the following year. Upon receipt of the estimate for the following year, the parties shall adjust the payment for the ensuing year and the monthly pro rata payment by the Tenant shall be increased or decreased by an amount equal to 46.62% of one-twelfth of the estimated increase or decrease. Any change in such payments shall be due commencing with the next due date for the payment of rent. Tenant's payments under the terms hereof shall be deemed to be `additional rent' and shall be due and payable simultaneously with other monthly payments due from Tenant to Landlord under the terms of this lease.

6.   Parking. The Tenant, together with Tenant's employees and guests, shall
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     have the right, in common with the other tenants and patrons in the Chiron
     Springs Office Complex, to use the parking areas provided at Chiron Springs, provided, however, that the Tenant will insure that it and its employees, guests, and customers shall cooperate in all snow removal efforts, and provided, further, that such parking areas shall not be used for external storage, permanent or temporary, for any motor vehicle, trailer, storage bin, or other equipment or property; provided, however, that Landlord shall provide a dumpster or other similar convenient method of storage of trash. Landlord reserves the right to designate "special needs" parking spaces. The Landlord represents that the existing parking is ample for employees of the Tenant and visitors to the Tenant's office.

7.   Liability Insurance. The Tenant shall carry public liability insurance with
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     limits of not less than $1,000,0001,000,000, and shall furnish evidence thereof to the Landlord upon request. (The Tenant shall be solely responsible for the purchase of insurance, if any, for business interruption as well as insurance upon its tangible personal property located on the premises against loss by fire and such other casualties as are covered by a Standard New Hampshire Fire Insurance Policy with Extended Coverage.) Insofar as is permitted under their respective policies of insurance under standard waiver of subrogation clauses, the Landlord and Tenant waive all rights against each other respectively for damages caused by fire and other perils which are covered by insurance.

8.   Common Areas. The Tenant shall have the right to use in conjunction with
     ------------
     others all common areas and walkways inside and outside of the building; provided, however, that all uses of such facilities shall be at the sole risk and responsibility of the Tenant and the Tenant agrees to and hold the Landlord harmless with regard to any and all damages,
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     claims, assessments, or other charges arising in connection with the use of such common areas by the Tenant other than damage or injury caused by the negligence of the Landlord, its agents or employees.

9.   Quiet Enjoyment. On complying with the terms of this lease, the Tenant
     ---------------
     shall and may peaceably and quietly have, hold and enjoy the leased premises for the term of this lease.

10.  Entry by Landlord. The Landlord may enter the leased premises for the
     -----------------
     purpose of maintaining and making repairs to the leased premises or the building, provided that such repairs do not unreasonably interfere with the Tenant's use of the leased premises, for the purposes of observing whether the Tenant is complying with the terms, conditions and provisions of this lease, and for any other reasonable purpose. Except in the case of emergency, Landlord shall give reasonable notice (24 hours) to Tenant prior to such entry.

11.  Condition of the Premises. The Tenant acknowledges that it knows the
     -------------------------
     condition of the premises and that no representation as to the condition or the repairs thereof has been made by the Landlord and that no repairs, alterations or renovations are to be made by the Landlord except as herein set forth. The premises shall be delivered to the Tenant "broom clean." The Landlord warrants that there are no latent defects of which it has knowledge. Landlord shall maintain the premises in good and safe condition, including maintaining the premises in compliance with applicable regulations by municipal, state and federal authorities from time to time.

12.  Liens. The Tenant shall not suffer or permit any lien arising out of
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     alterations, renovations or repairs made by it to be filed or perfected against the leased premises of the building or the land on which they stand.

13.  Ownership of Fixtures and Improvements. Any trade fixtures and signs
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     erected or installed on the leased premises by the Tenant shall remain the property of the Tenant and may be removed by the Tenant at the termination of the Lease, if such removal can be effected without substantial damage to the leased premises of the building. Tenant shall restore the premises to their condition prior to the installation of such trade fixtures. All improvements, renovations, and alterations to the leased premises and the building shall be approved by the Landlord in writing prior to the commencement of any work thereon, and such improvements, renovations and alterations shall become the property of the Landlord when made.

     All plans for signs shall be submitted in writing, drawn to scale, to the Landlord, and all signs shall be made in a style to be approved by the Landlord. It is the purpose of this paragraph to provide uniformity, insofar as possible, in the decor and quality of the signs used at Chiron Springs.

14.  Waste Materials. The Tenant shall not permit any ashes or combustible waste
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     material to remain on the leased premises or in the building. The foregoing notwithstanding, the Tenant shall not be permitted to maintain a wood stove of any type on the premises.
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15.  Conduct of Business. The Tenant intends to use the premises for the conduct
     -------------------
     of a professional office. The Tenant shall not conduct on the leased premises during the term of this lease or any extension or renewal thereof any business substantially different from the proposed use set forth above, without the written consent of the Landlord. The Tenant shall not use the premises for the storage for sale of beer or wine or liquor or cooked or uncooked food without the written consent of the Landlord. The Tenant shall not make or allow any unlawful, improper or offensive use of the premises, shall not do or permit anything to be done thereon contrary to the laws of the United States of America, the laws of the State, or municipal rules or ordinances. The Tenant shall not do any act or transact any business on the leased premises by which the insurance thereon or on the building will be restricted, canceled or adversely affected.

16.  Damage by Other Tenants. The Tenant shall make no claim against the
     -----------------------
     Landlord for water or any other damage arising from the negligence of other tenants of the Landlord. The Tenant shall indemnify and save the Landlord harmless from any loss, cost or damage, including expenses of litigation resulting from the negligence of the Tenant and its agents or servants; but shall have no liability for damages resulting from negligence by the Landlord or its agents.

17.  Subletting and Assigning. The Tenant shall not lease, sublease, underlet or
     ------------------------
     assign the leased premises or any part thereof, assign or transfer this lease; or permit any other person, firm or corporation to occupy the leased premises or any part thereof during the term hereof, without the written permission of the Landlord which permission shall not be unreasonably withheld. The foregoing notwithstanding, it is understood that, in the event of a sublease with the approval of the Landlord, the Landlord shall have no obligation to release the Tenant from its obligations under the provisions of this lease prior to the end of the term hereof Further, the Tenant shall have no right to assign its rights to extend this lease without the prior written permission of the Landlord.

18.  Fire or Other Casualty.
     ----------------------

     A. If any part of the building suffers substantial damage by fire or other casualty (that is, damage resulting in loss of in excess of 25% of the value of the property) so that the leased premises become untenable, and the Landlord in the exercise of reasonable judgment determines that it is uneconomical to restore or repair the same, either Landlord or Tenant may terminate this Lease by giving notice to the other in writing.

     B. If any part of the building otherwise suffers damage by fire or other casualty, the Landlord shall expeditiously repair the damage and the rent shall be proportionately abated during such time as all or a part of the leased premises are untenable, provided, however, the Landlord shall not be obligated to incur expenses for repairs beyond the amount of the insurance proceeds payable on account of the loss.
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     C.   Rent shall be abated proportionately according to the floor area of the demised premises which is unable to be used by the Tenant after such casualty. However, the Tenant reserves the option to terminate this Lease by giving written notice to the Landlord if such damage renders the leased premises unsuitable for Tenant's business.

19.  Condemnation. If all or a substantial part of the premises are taken by
     ------------
     condemnation or other process of law by the United States of America, the State, or a political subdivision or agency thereof, this Lease and the Tenant's obligation to pay rent shall terminate as of the day following the date of taking without notice or other act of either party, and the Landlord shall return any rent paid beyond the day following the date of such taking. Nothing contained herein shall limit the right of the Landlord or the Tenant to recover damages for such taking.

20.  Surrender on Termination. The Tenant shall not make or suffer any waste
     ------------------------
     upon the leased premises, and it shall peaceably quit and deliver up the leased premises when required to do so under the terms of this Lease, in as good order and condition, reasonable wear and tear and unavoidable casualties excepted, as the same are now in or may be put into during the term of this lease by the Landlord or the Tenant.

21.  Holding Over. If the Tenant shall hold over after the expiration of the
     ------------
     term hereof or any renewal or extension thereof, such holding over shall not be deemed to be a renewal of this Lease, but the Tenant shall be responsible for the payment of an amount equal to I 10% of all rents and other charges in accordance with the terms of Paragraph I of this Lease.

22.  Remedies for Breach or Default.
     -------------------------------

     A.   Failure to Pay Rent. If the Tenant shall fail to pay the rent (which
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          then shall include, without limitation thereto, all amounts termed
          `additional rent') as it falls due and such failure be added a late payment penalty of ten (10) percent of the amount due. Further, if such failure shall continue for a period of fifteen (15) days, the Tenant shall be deemed to have breached the Lease, and the Landlord shall be entitled, upon ten (10) days notice of such breach and failure to cure by the Tenant within such ten (10) day period, to its remedies as hereinafter set forth.

     B.   Remedies. In case of the breach of this Lease by the Tenant, the
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          Landlord may terminate this Lease by giving notice of termination in writing to the Tenant, and upon delivery of such notice of termination to the Tenant, the Landlord may enter upon the leased premises or any part thereof in the name of the whole, and repossess the same as the Landlord's former estate, and expel the Tenant and those claiming through or under the Tenant and remove the effects of either or both (forcibly if necessary) without being deemed guilty of any manner of trespass and without prejudice to any remedies for arrears of rent or preceding breach of condition or agreement, and without prejudice to any remedies the Landlord may have to repossess itself of the leased premises by process of law or to recover
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          damages of such breach or default, including the loss of future rents and profits. The Tenant shall pay to the Landlord all of the Landlord's cost, damages and expenses, including reasonable attorneys' fees, occasioned by the Tenant's default or by the Tenant's failure to surrender possession of the leased premises at such time as the Landlord may lawfully demand possession thereof together with interest at the rate of 13% per annum.

23.  Waiver of Default. Any assent, express or implied, by the Landlord to any
     -----------------
     breach or default of any obligation or condition herein contained, or any waiver, express or implied, by the Landlord of any such obligation or condition, shall operate as such only in the specific instance and shall not be construed as an assent or waiver of any such obligation or condition generally or of any subsequent default thereof.

24.  Lease Binding on Heirs, Etc. All of the obligations, conditions and
     ---------------------------
     undertakings herein contained shall extend to and shall be binding upon the legal representative, heirs, executors, administrators, successors and assigns of the Landlord and Tenant and any other parties hereof.

25.  Notices. All notices required or permitted to be given under this Lease
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     shall be in writing and shall become effective when deposited in the United
     States Mail, postage prepaid, certified mail, return receipt requested, addressed to the Landlord or Tenant, as the case may be, at the following addresses:

     Landlord: Gordon E. Bagley, Jr.
               Box 1157
               Lebanon, New Hampshire 03766

     Tenant:   Vicinity Corporation
               Attn: David Seltzer
               1135A San Antonio Road
               Palo Alto, CA 94303

     In the alternative, such notices may be hand-delivered if the receipt of a specified officer or agent of the party is obtained upon such hand delivery. Until notification by the Tenant of a change therein, the specified officer of the Tenant authorized to accept such notices shall be David Seltzer. Until notification by the Landlord of a change therein, the specified officer or agent of the Landlord shall be Gordon E, Bagley, Jr.

26.  Governing Law. This Lease shall at all times be governed by the laws of
     -------------
     the State of New Hampshire.

27.  Tenant's Remedies. Nothing contained herein shall be deemed to limit the
     -----------------
     Tenant's rights to all remedies available to the Tenant pursuant to the law.

28.  TIME SHALL BE DEEMED TO BE OF THE ESSENCE IN THIS AGREEMENT.
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29.  Improvement Rent Credit. As an inducement to enter into this lease,
     -----------------------
     Landlord has agreed to provide a $ 1,000 rent offset from the base rent for the first twelve (12) months of the initial term. This offset is specific to the installation of carpet and the re-painting of Suites 18 and 19. Tenant shall provide Landlord with samples of both carpet and paint to be used in Suites 18 and 19. Landlord's approval shall be required, but not unreasonably withheld. In the event Tenant elects not to re-carpet or re-paint within sixty (60) days of the execution of this lease, said offset shall be deleted and Tenant shall commence payment of the full base rent plus any offset taken.

     We, the parties hereto, severally declare that this instrument contains the entire agreement between the parties and that it is subject to no understandings, conditions, or representations other than those expressly stated.

     WITNESS the hands and seals of the parties the day and year first above written.

     _____________________________      ________________________________________
     Witness                            Gordon E. Bagley, Jr., LANDLORD   (Date)
     _____________________________      ________________________________________
     Witness                            Blanche M. Bagley, LANDLORD       (Date)
     _____________________________      ________________________________________
     Witness                            Vicinity Corporation, TENANT      (Date)
                                        By its duly authorized officer
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                                   EXHIBIT A
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                                   EXHIBIT B

                       1999 ESTIMATED OPERATING EXPENSE
                                      FOR
                                CHIRON SPRINGS


Property Taxes                                                  $1.50/SF

Property Insurance                                                .25/SF

Snow/Lawn/Parking Lot                                             .50/SF

Common Area Electricity                                           .10/SF

Miscellaneous Supplies                                            .10/SF

 Total*                                                         $2.45/SF


*Does not include any pro-rata share of utilities in applicable office suites.